UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): December 20, 2005

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      On October 11, 2005, the Board of Directors of First Merchants Corporation declared a quarterly cash dividend of $0.23 per share on its outstanding common stock. The cash dividend was payable to stockholders of record on December 6, 2005. The cash dividend was distributed along with a letter to the stockholders on December 20, 2005. A copy of the stockholder letter is attached as Exhibit
99.1 to this report and is furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   (99.1) Stockholder Letter dated December 20, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATE: December 20, 2005

                                        FIRST MERCHANTS CORPORATION
                                                (Registrant)

                                        By: /s/ Mark K. Hardwick
                                            ---------------------------
                                            Mark K. Hardwick,
                                            Executive Vice President

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        -----------

   99.1            Stockholder Letter dated December 20, 2005.

                          First Merchants Corporation

                                  Exhibit 99.1

                   Stockholder Letter, dated December 20, 2005


December 20, 2005


Dear Shareholder:

The First Merchants Corporation Board of Directors has declared a quarterly cash dividend of $.23 per share to holders of record December 6, 2005, payable December 20, 2005.

We announced on November 3, 2005, that Michael C. Rechin would be joining our executive staff as Executive Vice President and Chief Operating Officer. Mike has an extensive banking career spanning 22 years and most recently was Executive Vice President of Corporate Banking for National City Bank, managing its Indiana operations. In his role as Chief Operating Officer, he will oversee the activities of our nine banking affiliates located in Indiana and Ohio.

The Board of Directors is pleased to provide this dividend to you, and we are appreciative of your continued support of our Corporation. Should you have any questions regarding our Company, we welcome them through our internal Shareholder Relations Department (800/262-4261, ext. 7278), or through direct e-mail link on our Web site, and invite you to avail yourselves of this service.

Sincerely,




Michael L. Cox
President and Chief Executive Officer

MLC/ch

Enclosure